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                                                                   EXHIBIT 99.2

                         FORM 3 JOINT FILER INFORMATION

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
Name:                  Long Trail Ventures LLC
Address:               20 Liberty Street
                       P.O. Box 388
                       Chester, CT 06412
Designated Filer:      HRWCP 1, L.P.
Date of Event
Requiring Statement:   8/8/05
Issuer and Ticker
Symbol:                James River Group, Inc. (JRVR)
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Signature: /s/ Steven J. Tynan
           -------------------
Title:         Manager